Exhibit 99.2

Quarterly Financial Supplement
Fourth Quarter 2020
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
4th Quarter 2020

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
2020 Notes

Financial Instruments - Credit Losses

Effective January 1, 2020, the Company adopted Accounting Standards Update (“ASU”) 2016-13, Financial Instruments – Credit Losses.  Under the new guidance, the Company records an allowance for credit losses on fixed maturity securities available-for-sale.  Prior to the adoption, the Company recorded credit losses as a direct reduction in the amortized cost of the securities. The changes to disclosures related to the adoption are reflected in the Investments section of this quarterly financial supplement beginning on page 30.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD millions, except in force & per share data)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019		2020	2019	Change
Net premiums	$3,260	$2,825	$2,790	$2,819	$2,986	$274	$11,694	$11,297	$397
Net income (loss)	132	213	158	(88)	235	(103)	415	870	(455)
Adjusted operating income	81	239	87	89	219	(138)	496	853	(357)
Return on equity - annualized	3.8%	6.6%	5.8%	(3.4)%	8.1%	(4.3)%
Return on equity - trailing 12 months	3.4%	4.5%	5.1%	5.8%	8.4%	(5.0)%
Adjusted operating return on equity (ex AOCI):
Annualized	3.6%	10.8%	4.1%	4.3%	10.5%	(6.9)%
Trailing 12 months	5.7%	7.4%	7.8%	9.5%	10.5%	(4.8)%
Total assets	$84,656	$82,127	$80,729	$75,654	$76,731	$7,925
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,611.6	$1,602.1	$1,620.5	$1,618.4	$1,619.6	$(8.0)
U.S. and Latin America Financial Solutions	5.3	5.3	5.4	5.4	5.1	0.2
Canada Traditional	445.2	419.5	409.2	389.5	417.1	28.1
Europe, Middle East and Africa Traditional	864.4	808.0	772.8	763.1	776.4	88.0
Asia Pacific Traditional	553.7	534.4	649.5	635.6	662.0	(108.3)
Asia Pacific Financial Solutions	0.5	0.3	0.4	0.4	—	0.5
Total assumed life reinsurance in force	$3,480.7	$3,369.6	$3,457.8	$3,412.4	$3,480.2	$0.5
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$31.0	$24.6	$25.3	$34.0	$38.4	$(7.4)	$114.9	$115.8	$(0.9)
U.S. and Latin America Financial Solutions	0.1	(0.1)	—	—	—	0.1	—	3.2	(3.2)
Canada Traditional	10.9	8.6	9.1	12.2	14.9	(4.0)	40.8	40.4	0.4
Europe, Middle East and Africa Traditional	57.8	28.5	65.1	32.9	55.0	2.8	184.3	147.4	36.9
Asia Pacific Traditional	10.6	6.7	16.6	15.7	20.2	(9.6)	49.6	69.7	(20.1)
Total assumed new business production	$110.4	$68.3	$116.1	$94.8	$128.5	$(18.1)	$389.6	$376.5	$13.1
Per Share and Shares Data
Basic earnings per share
Net income (loss)	$1.95	$3.13	$2.49	$(1.41)	$3.75	$(1.80)	$6.35	$13.88	$(7.53)
Adjusted operating income	$1.19	$3.52	$1.37	$1.43	$3.49	$(2.30)	$7.59	$13.61	$(6.02)
Diluted earnings per share (1)
Net income (loss) (1)	$1.94	$3.12	$2.48	$(1.41)	$3.68	$(1.74)	$6.31	$13.62	$(7.31)
Adjusted operating income	$1.19	$3.51	$1.36	$1.41	$3.43	$(2.24)	$7.54	$13.35	$(5.81)
Wgt. average common shares outstanding
Basic	67,944	67,936	63,449	62,138	62,633	5,311	65,377	62,684	2,693
Diluted	68,378	68,170	63,749	63,001	63,774	4,604	65,835	63,882	1,953
Common shares issued	85,311	85,311	85,311	79,138	79,138	6,173	85,311	79,138	6,173
Treasury shares	17,354	17,374	17,375	17,492	16,482	872	17,354	16,482	872
Common shares outstanding	67,957	67,937	67,936	61,646	62,656	5,301	67,957	62,656	5,301
Book value per share	$211.19	$194.49	$184.78	$150.88	$185.17	$26.02
Per share effect of AOCI	$78.86	$63.13	$55.96	$18.33	$50.07	$28.79
Book value per share, excluding AOCI	$132.33	$131.36	$128.82	$132.55	$135.10	$(2.77)
Stockholders’ dividends paid	$48	$47	$43	$44	$44	$4	$182	$163	$19
(1) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$3,260	$2,825	$2,790	$2,819	$2,986	$274	$11,694	$11,297	$397
Investment income, net of related expenses	682	654	645	594	677	5	2,575	2,520	55
Investment related gains (losses), net
Impairments and change in allowance for credit losses on fixed maturity securities	—	13	—	(34)	(13)	13	(21)	(31)	10
Other investment related gains (losses), net	105	53	81	(251)	35	70	(12)	122	(134)
Total investment related gains (losses), net	105	66	81	(285)	22	83	(33)	91	(124)
Other revenue	96	98	90	76	100	(4)	360	392	(32)
Total revenues	4,143	3,643	3,606	3,204	3,785	358	14,596	14,300	296
Benefits and expenses:
Claims and other policy benefits	3,181	2,530	2,700	2,664	2,703	478	11,075	10,197	878
Interest credited	175	196	187	146	180	(5)	704	697	7
Policy acquisition costs and other insurance expenses	349	374	290	248	310	39	1,261	1,204	57
Other operating expenses	222	211	188	195	234	(12)	816	868	(52)
Interest expense	44	43	42	41	44	—	170	173	(3)
Collateral finance and securitization expense	3	4	4	6	6	(3)	17	29	(12)
Total benefits and expenses	3,974	3,358	3,411	3,300	3,477	497	14,043	13,168	875
Income (loss) before income taxes	169	285	195	(96)	308	(139)	553	1,132	(579)
Provision for income taxes	37	72	37	(8)	73	(36)	138	262	(124)
Net income (loss)	$132	$213	$158	$(88)	$235	$(103)	$415	$870	$(455)
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$169	$285	$195	$(96)	$308	$(139)	$553	$1,132	$(579)
Investment and derivative (gains) losses (1)	12	17	31	(68)	30	(18)	(8)	(56)	48
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(51)	(116)	(1)	230	1	(52)	62	(11)	73
GMXB embedded derivatives (1)	(58)	29	(107)	128	(47)	(11)	(8)	(5)	(3)
Funds withheld (gains) losses - investment income	10	(1)	(3)	(2)	—	10	4	5	(1)
EIA embedded derivatives - interest credited	(5)	6	7	12	(10)	5	20	46	(26)
DAC offset, net	21	79	(21)	(87)	(4)	25	(8)	(32)	24
Investment (income) loss on unit-linked variable annuities	(13)	1	(15)	16	1	(14)	(11)	(26)	15
Interest credited on unit-linked variable annuities	13	(1)	15	(16)	(1)	14	11	26	(15)
Interest expense on uncertain tax positions	2	1	4	4	4	(2)	11	18	(7)
Non-investment derivatives and other	(1)	1	4	(3)	2	(3)	1	2	(1)
Adjusted operating income before income taxes	$99	$301	$109	$118	$284	$(185)	$627	$1,099	$(472)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
After-tax adjusted operating income reconciliation:
Net income (loss)	$132	$213	$158	$(88)	$235	$(103)	$415	$870	$(455)
Investment and derivative (gains) losses (1)	9	13	23	(51)	25	(16)	(6)	(43)	37
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(40)	(92)	(1)	182	—	(40)	49	(9)	58
GMXB embedded derivatives (1)	(46)	23	(84)	101	(37)	(9)	(6)	(4)	(2)
Funds withheld (gains) losses - investment income	8	(1)	(2)	(2)	—	8	3	4	(1)
EIA embedded derivatives - interest credited	(4)	5	6	9	(8)	4	16	36	(20)
DAC offset, net	17	62	(16)	(69)	(3)	20	(6)	(25)	19
Investment (income) loss on unit-linked variable annuities	(11)	1	(12)	13	—	(11)	(9)	(21)	12
Interest credited on unit-linked variable annuities	11	(1)	12	(13)	—	11	9	21	(12)
Interest expense on uncertain tax positions	2	1	3	3	3	(1)	9	14	(5)
Non-investment derivatives and other	(1)	1	3	(2)	2	(3)	1	2	(1)
Uncertain tax positions and other tax related items	4	14	(3)	6	2	2	21	8	13
Adjusted operating income	$81	$239	$87	$89	$219	$(138)	$496	$853	$(357)

Wgt. average common shares outstanding (diluted)	68,378	68,170	63,749	63,001	63,774	4,604	65,835	63,882	1,953

Diluted earnings per share - adjusted operating income	$1.19	$3.51	$1.36	$1.41	$3.43	$(2.24)	$7.54	$13.35	$(5.81)

Foreign currency effect on (2):
Net premiums	$35	$12	$(46)	$(33)	$(5)	$40	$(32)	$(179)	$147
Adjusted operating income before income taxes	$3	$7	$(4)	$(1)	$1	$2	$5	$(15)	$20

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2020	2020	2020	2020	2019
Assets
Fixed maturity securities, available-for-sale	$56,735	$54,652	$52,346	$48,555	$51,121
Equity securities	132	135	130	112	320
Mortgage loans on real estate	5,787	5,907	5,974	6,014	5,706
Policy loans	1,258	1,259	1,310	1,314	1,319
Funds withheld at interest	5,432	5,403	5,250	5,258	5,662
Short-term investments	227	154	84	117	64
Other invested assets	2,829	2,645	2,547	2,542	2,363
Total investments	72,400	70,155	67,641	63,912	66,555
Cash and cash equivalents	3,408	3,256	4,313	2,820	1,449
Accrued investment income	511	547	494	510	493
Premiums receivable and other reinsurance balances	2,842	2,792	2,852	2,836	2,940
Reinsurance ceded receivables	983	950	945	889	904
Deferred policy acquisition costs	3,616	3,534	3,565	3,622	3,512
Other assets	896	893	919	1,065	878
Total assets	$84,656	$82,127	$80,729	$75,654	$76,731

Liabilities and stockholders’ equity
Future policy benefits	$31,453	$30,331	$29,897	$29,521	$28,672
Interest-sensitive contract liabilities	23,276	23,208	23,118	23,164	22,711
Other policy claims and benefits	6,413	6,242	6,232	5,854	5,711
Other reinsurance balances	598	524	510	596	557
Deferred income taxes	3,263	3,016	2,856	2,163	2,712
Other liabilities	1,340	1,611	1,557	1,505	1,188
Long-term debt	3,573	3,573	3,573	2,981	2,981
Collateral finance and securitization notes	388	408	433	569	598
Total liabilities	70,304	68,913	68,176	66,353	65,130

Stockholders’ equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,406	2,421	2,413	1,942	1,937
Retained earnings	8,148	8,066	7,901	7,802	7,952
Treasury stock	(1,562)	(1,563)	(1,563)	(1,574)	(1,426)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(69)	(171)	(210)	(223)	(92)
Unrealized appreciation of securities, net of income taxes	5,500	4,542	4,089	1,426	3,299
Pension and postretirement benefits, net of income taxes	(72)	(82)	(78)	(73)	(70)
Total stockholders’ equity	14,352	13,214	12,553	9,301	11,601
Total liabilities and stockholders’ equity	$84,656	$82,127	$80,729	$75,654	$76,731

Total stockholders’ equity, excluding AOCI	$8,993	$8,925	$8,752	$8,171	$8,464

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$1,591	$1,420	$1,454	$1,373	$1,558	$33	$5,838	$5,729	$109
Investment income, net of related expenses	196	180	177	161	200	(4)	714	769	(55)
Investment related gains (losses), net	(3)	(8)	7	(7)	2	(5)	(11)	(18)	7
Other revenue	2	7	4	6	5	(3)	19	20	(1)
Total revenues	1,786	1,599	1,642	1,533	1,765	21	6,560	6,500	60

Benefits and expenses:
Claims and other policy benefits	1,638	1,343	1,558	1,367	1,427	211	5,906	5,261	645
Interest credited	17	19	18	19	19	(2)	73	78	(5)
Policy acquisition costs and other insurance expenses	189	189	195	175	195	(6)	748	752	(4)
Other operating expenses	34	34	29	34	39	(5)	131	144	(13)
Total benefits and expenses	1,878	1,585	1,800	1,595	1,680	198	6,858	6,235	623

Income (loss) before income taxes	$(92)	$14	$(158)	$(62)	$85	$(177)	$(298)	$265	$(563)

Loss and expense ratios:
Claims and other policy benefits	103.0%	94.6%	107.2%	99.6%	91.6%	11.4%	101.2%	91.8%	9.4%
Policy acquisition costs and other insurance expenses	11.9%	13.3%	13.4%	12.7%	12.5%	(0.6)%	12.8%	13.1%	(0.3)%
Other operating expenses	2.1%	2.4%	2.0%	2.5%	2.5%	(0.4)%	2.2%	2.5%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(1)	$(1)	$(3)	$—	$1	$(2)	$(5)	$—	$(5)
Income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$1,591	$1,420	$1,454	$1,373	$1,558	$33	$5,838	$5,729	$109
Investment income, net of related expenses	196	180	177	161	200	(4)	714	769	(55)
Other revenue	2	7	4	6	5	(3)	19	20	(1)
Total revenues	1,789	1,607	1,635	1,540	1,763	26	6,571	6,518	53

Benefits and expenses:
Claims and other policy benefits	1,638	1,343	1,558	1,367	1,427	211	5,906	5,261	645
Interest credited	17	19	18	19	19	(2)	73	78	(5)
Policy acquisition costs and other insurance expenses	189	189	195	175	195	(6)	748	752	(4)
Other operating expenses	34	34	29	34	39	(5)	131	144	(13)
Total benefits and expenses	1,878	1,585	1,800	1,595	1,680	198	6,858	6,235	623

Adjusted operating income (loss) before income taxes	$(89)	$22	$(165)	$(55)	$83	$(172)	$(287)	$283	$(570)

Loss and expense ratios:
Claims and other policy benefits	103.0%	94.6%	107.2%	99.6%	91.6%	11.4%	101.2%	91.8%	9.4%
Policy acquisition costs and other insurance expenses	11.9%	13.3%	13.4%	12.7%	12.5%	(0.6)%	12.8%	13.1%	(0.3)%
Other operating expenses	2.1%	2.4%	2.0%	2.5%	2.5%	(0.4)%	2.2%	2.5%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(1)	$(1)	$(3)	$—	$1	$(2)	$(5)	$—	$(5)
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$13	$13	$15	$12	$11	$2	$53	$39	$14
Investment income, net of related expenses	248	272	241	233	272	(24)	994	927	67
Investment related gains (losses), net	47	59	15	(160)	(1)	48	(39)	75	(114)
Other revenue	25	26	24	28	28	(3)	103	137	(34)
Total revenues	333	370	295	113	310	23	1,111	1,178	(67)

Benefits and expenses:
Claims and other policy benefits	49	50	49	53	51	(2)	201	197	4
Interest credited	132	163	139	129	144	(12)	563	540	23
Policy acquisition costs and other insurance expenses	50	99	7	(38)	28	22	118	93	25
Other operating expenses	6	8	7	7	9	(3)	28	33	(5)
Total benefits and expenses	237	320	202	151	232	5	910	863	47

Income (loss) before income taxes	$96	$50	$93	$(38)	$78	$18	$201	$315	$(114)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$13	$13	$15	$12	$11	$2	$53	$39	$14
Investment income, net of related expenses	253	273	240	232	272	(19)	998	932	66
Other revenue	25	26	24	25	28	(3)	100	137	(37)
Total revenues	291	312	279	269	311	(20)	1,151	1,108	43

Benefits and expenses:
Claims and other policy benefits	49	50	49	53	51	(2)	201	197	4
Interest credited	137	157	132	117	154	(17)	543	494	49
Policy acquisition costs and other insurance expenses	29	20	28	49	32	(3)	126	125	1
Other operating expenses	6	8	7	7	9	(3)	28	33	(5)
Total benefits and expenses	221	235	216	226	246	(25)	898	849	49

Adjusted operating income before income taxes	$70	$77	$63	$43	$65	$5	$253	$259	$(6)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive (continued)
(USD millions)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2020	2020	2020	2020	2019
Annuity account values:
Fixed annuities (deferred)	$10,773	$10,848	$10,932	$11,022	$11,140

Net interest spread (fixed annuities)	1.6%	1.3%	1.3%	1.4%	1.5%

Equity-indexed annuities	$3,480	$3,530	$3,516	$3,531	$3,589

Variable annuities account values
No riders	$665	$775	$753	$718	$711
GMDB only	872	831	760	762	837
GMIB only	24	22	22	20	23
GMAB only	4	3	3	3	4
GMWB only	1,132	1,046	1,016	937	1,123
GMDB / WB	275	252	247	232	278
Other	18	17	17	15	18
Total variable annuities account values	$2,990	$2,946	$2,818	$2,687	$2,994

Fair value of liabilities associated with living benefit riders	$155	$213	$184	$291	$163

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$1,015	$989	$990	$991	$907

Bank-owned life insurance (BOLI)	$2,460	$2,450	$2,444	$2,435	$2,459

Other asset-intensive business	$124	$125	$127	$128	$130

Future policy benefits associated with:

Payout annuities	$4,532	$4,593	$4,655	$4,713	$4,776

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$1	$1	$2	$1	$1	$—	$5	$4	$1
Other revenue	25	28	26	25	29	(4)	104	97	7
Total revenues	26	29	28	26	30	(4)	109	101	8

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	2	2	—	1	—	5	6	(1)
Other operating expenses	2	3	2	3	3	(1)	10	12	(2)
Total benefits and expenses	3	5	4	3	4	(1)	15	18	(3)

Income before income taxes	$23	$24	$24	$23	$26	$(3)	$94	$83	$11

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$1	$1	$2	$1	$1	$—	$5	$4	$1
Other revenue	25	28	26	25	29	(4)	104	97	7
Total revenues	26	29	28	26	30	(4)	109	101	8

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	2	2	—	1	—	5	6	(1)
Other operating expenses	2	3	2	3	3	(1)	10	12	(2)
Total benefits and expenses	3	5	4	3	4	(1)	15	18	(3)

Adjusted operating income before income taxes	$23	$24	$24	$23	$26	$(3)	$94	$83	$11

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$284	$254	$254	$260	$276	$8	$1,052	$1,066	$(14)
Investment income, net of related expenses	56	52	50	49	52	4	207	205	2
Investment related gains (losses), net	4	2	6	(12)	3	1	—	14	(14)
Other revenue	—	1	1	(1)	—	—	1	1	—
Total revenues	344	309	311	296	331	13	1,260	1,286	(26)

Benefits and expenses:
Claims and other policy benefits	248	225	216	220	235	13	909	857	52
Policy acquisition costs and other insurance expenses	49	44	42	45	56	(7)	180	224	(44)
Other operating expenses	10	10	9	8	12	(2)	37	37	—
Total benefits and expenses	307	279	267	273	303	4	1,126	1,118	8

Income before income taxes	$37	$30	$44	$23	$28	$9	$134	$168	$(34)

Loss and expense ratios:
Claims and other policy benefits	87.3%	88.6%	85.0%	84.6%	85.1%	2.2%	86.4%	80.4%	6.0%
Policy acquisition costs and other insurance expenses	17.3%	17.3%	16.5%	17.3%	20.3%	(3.0)%	17.1%	21.0%	(3.9)%
Other operating expenses	3.5%	3.9%	3.5%	3.1%	4.3%	(0.8)%	3.5%	3.5%	—%

Foreign currency effect on (1):
Net premiums	$4	$(2)	$(9)	$(3)	$—	$4	$(10)	$(25)	$15
Income before income taxes	$1	$—	$(2)	$1	$—	$1	$—	$(5)	$5

Creditor reinsurance net premiums	$16	$18	$14	$17	$27	$(11)	$65	$110	$(45)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$284	$254	$254	$260	$276	$8	$1,052	$1,066	$(14)
Investment income, net of related expenses	56	51	51	48	52	4	206	205	1
Investment related gains, net	2	2	1	2	2	—	7	7	—
Other revenue	—	1	1	(1)	—	—	1	1	—
Total revenues	342	308	307	309	330	12	1,266	1,279	(13)

Benefits and expenses:
Claims and other policy benefits	248	225	216	220	235	13	909	857	52
Policy acquisition costs and other insurance expenses	49	44	42	45	56	(7)	180	224	(44)
Other operating expenses	10	10	9	8	12	(2)	37	37	—
Total benefits and expenses	307	279	267	273	303	4	1,126	1,118	8

Adjusted operating income before income taxes	$35	$29	$40	$36	$27	$8	$140	$161	$(21)

Loss and expense ratios:
Claims and other policy benefits	87.3%	88.6%	85.0%	84.6%	85.1%	2.2%	86.4%	80.4%	6.0%
Policy acquisition costs and other insurance expenses	17.3%	17.3%	16.5%	17.3%	20.3%	(3.0)%	17.1%	21.0%	(3.9)%
Other operating expenses	3.5%	3.9%	3.5%	3.1%	4.3%	(0.8)%	3.5%	3.5%	—%

Foreign currency effect on (1):
Net premiums	$4	$(2)	$(9)	$(3)	$—	$4	$(10)	$(25)	$15
Adjusted operating income before income taxes	$1	$—	$(2)	$1	$(1)	$2	$—	$(5)	$5

Creditor reinsurance net premiums	$16	$18	$14	$17	$27	$(11)	$65	$110	$(45)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$21	$21	$20	$21	$22	$(1)	$83	$89	$(6)
Investment income, net of related expenses	—	—	—	1	1	(1)	1	3	(2)
Other revenue	2	2	2	2	4	(2)	8	7	1
Total revenues	23	23	22	24	27	(4)	92	99	(7)

Benefits and expenses:
Claims and other policy benefits	14	17	17	20	19	(5)	68	80	(12)
Policy acquisition costs and other insurance expenses	—	—	1	—	1	(1)	1	2	(1)
Other operating expenses	1	—	—	1	—	1	2	2	—
Total benefits and expenses	15	17	18	21	20	(5)	71	84	(13)

Income before income taxes	$8	$6	$4	$3	$7	$1	$21	$15	$6

Foreign currency effect on (2):
Net premiums	$—	$—	$(1)	$—	$—	$—	$(1)	$(2)	$1
Income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$21	$21	$20	$21	$22	$(1)	$83	$89	$(6)
Investment income, net of related expenses	—	—	—	1	1	(1)	1	3	(2)
Other revenue	2	2	2	2	4	(2)	8	7	1
Total revenues	23	23	22	24	27	(4)	92	99	(7)

Benefits and expenses:
Claims and other policy benefits	14	17	17	20	19	(5)	68	80	(12)
Policy acquisition costs and other insurance expenses	—	—	1	—	1	(1)	1	2	(1)
Other operating expenses	1	—	—	1	—	1	2	2	—
Total benefits and expenses	15	17	18	21	20	(5)	71	84	(13)

Adjusted operating income before income taxes	$8	$6	$4	$3	$7	$1	$21	$15	$6

Foreign currency effect on (2):
Net premiums	$—	$—	$(1)	$—	$—	$—	$(1)	$(2)	$1
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$442	$371	$352	$390	$368	$74	$1,555	$1,442	$113
Investment income, net of related expenses	17	18	18	19	19	(2)	72	73	(1)
Other revenue	6	1	1	(2)	1	5	6	5	1
Total revenues	465	390	371	407	388	77	1,633	1,520	113

Benefits and expenses:
Claims and other policy benefits	423	331	301	334	300	123	1,389	1,205	184
Policy acquisition costs and other insurance expenses	29	28	32	30	30	(1)	119	114	5
Other operating expenses	26	24	22	26	35	(9)	98	121	(23)
Total benefits and expenses	478	383	355	390	365	113	1,606	1,440	166

Income (loss) before income taxes	$(13)	$7	$16	$17	$23	$(36)	$27	$80	$(53)

Loss and expense ratios:
Claims and other policy benefits	95.7%	89.2%	85.5%	85.6%	81.5%	14.2%	89.3%	83.6%	5.7%
Policy acquisition costs and other insurance expenses	6.6%	7.5%	9.1%	7.7%	8.2%	(1.6)%	7.7%	7.9%	(0.2)%
Other operating expenses	5.9%	6.5%	6.3%	6.7%	9.5%	(3.6)%	6.3%	8.4%	(2.1)%

Foreign currency effect on (1):
Net premiums	$8	$6	$(20)	$(13)	$(4)	$12	$(19)	$(77)	$58
Income (loss) before income taxes	$2	$2	$(1)	$—	$(1)	$3	$3	$(5)	$8

Critical illness net premiums	$43	$43	$40	$42	$42	$1	$168	$178	$(10)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$442	$371	$352	$390	$368	$74	$1,555	$1,442	$113
Investment income, net of related expenses	17	18	18	19	19	(2)	72	73	(1)
Other revenue	6	1	1	(2)	1	5	6	5	1
Total revenues	465	390	371	407	388	77	1,633	1,520	113

Benefits and expenses:
Claims and other policy benefits	423	331	301	334	300	123	1,389	1,205	184
Policy acquisition costs and other insurance expenses	29	28	32	30	30	(1)	119	114	5
Other operating expenses	26	24	22	26	35	(9)	98	121	(23)
Total benefits and expenses	478	383	355	390	365	113	1,606	1,440	166

Adjusted operating income (loss) before income taxes	$(13)	$7	$16	$17	$23	$(36)	$27	$80	$(53)

Loss and expense ratios:
Claims and other policy benefits	95.7%	89.2%	85.5%	85.6%	81.5%	14.2%	89.3%	83.6%	5.7%
Policy acquisition costs and other insurance expenses	6.6%	7.5%	9.1%	7.7%	8.2%	(1.6)%	7.7%	7.9%	(0.2)%
Other operating expenses	5.9%	6.5%	6.3%	6.7%	9.5%	(3.6)%	6.3%	8.4%	(2.1)%

Foreign currency effect on (1):
Net premiums	$8	$6	$(20)	$(13)	$(4)	$12	$(19)	$(77)	$58
Adjusted operating income (loss) before income taxes	$2	$2	$(2)	$1	$(1)	$3	$3	$(5)	$8

Critical illness net premiums	$43	$43	$40	$42	$42	$1	$168	$178	$(10)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$84	$58	$57	$53	$54	$30	$252	$218	$34
Investment income, net of related expenses	58	46	61	28	45	13	193	195	(2)
Investment related gains (losses), net	1	4	16	(6)	1	—	15	9	6
Other revenue	4	2	2	3	10	(6)	11	28	(17)
Total revenues	147	110	136	78	110	37	471	450	21

Benefits and expenses:
Claims and other policy benefits	81	5	13	53	19	62	152	149	3
Interest credited	13	(1)	16	(17)	(1)	14	11	26	(15)
Policy acquisition costs and other insurance expenses	1	1	1	1	10	(9)	4	12	(8)
Other operating expenses	14	13	8	11	10	4	46	40	6
Total benefits and expenses	109	18	38	48	38	71	213	227	(14)

Income before income taxes	$38	$92	$98	$30	$72	$(34)	$258	$223	$35

Foreign currency effect on (2):
Net premiums	$3	$2	$(2)	$(1)	$—	$3	$2	$(10)	$12
Income before income taxes	$—	$4	$(3)	$—	$—	$—	$1	$(9)	$10

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$84	$58	$57	$53	$54	$30	$252	$218	$34
Investment income, net of related expenses	50	46	43	44	46	4	183	169	14
Investment related gains (losses), net	(1)	(1)	—	—	—	(1)	(2)	—	(2)
Other revenue	4	2	2	3	12	(8)	11	30	(19)
Total revenues	137	105	102	100	112	25	444	417	27

Benefits and expenses:
Claims and other policy benefits	81	5	13	53	19	62	152	149	3
Interest credited	—	—	1	(1)	—	—	—	—	—
Policy acquisition costs and other insurance expenses	1	1	1	1	10	(9)	4	12	(8)
Other operating expenses	14	13	8	11	10	4	46	40	6
Total benefits and expenses	96	19	23	64	39	57	202	201	1

Adjusted operating income before income taxes	$41	$86	$79	$36	$73	$(32)	$242	$216	$26

Foreign currency effect on (2):
Net premiums	$3	$2	$(2)	$(1)	$—	$3	$2	$(10)	$12
Adjusted operating income before income taxes	$1	$4	$(2)	$(1)	$—	$1	$2	$(8)	$10

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$785	$653	$607	$636	$659	$126	$2,681	$2,568	$113
Investment income, net of related expenses	31	22	27	27	27	4	107	104	3
Investment related gains, net	3	—	—	—	—	3	3	—	3
Other revenue	4	5	2	4	3	1	15	9	6
Total revenues	823	680	636	667	689	134	2,806	2,681	125

Benefits and expenses:
Claims and other policy benefits	699	525	514	555	618	81	2,293	2,317	(24)
Policy acquisition costs and other insurance expenses	51	33	34	49	13	38	167	92	75
Other operating expenses	48	44	41	39	46	2	172	167	5
Total benefits and expenses	798	602	589	643	677	121	2,632	2,576	56

Income before income taxes	$25	$78	$47	$24	$12	$13	$174	$105	$69

Loss and expense ratios:
Claims and other policy benefits	89.0%	80.4%	84.7%	87.3%	93.8%	(4.8)%	85.5%	90.2%	(4.7)%
Policy acquisition costs and other insurance expenses	6.5%	5.1%	5.6%	7.7%	2.0%	4.5%	6.2%	3.6%	2.6%
Other operating expenses	6.1%	6.7%	6.8%	6.1%	7.0%	(0.9)%	6.4%	6.5%	(0.1)%

Foreign currency effect on (1):
Net premiums	$20	$6	$(12)	$(16)	$(3)	$23	$(2)	$(65)	$63
Income before income taxes	$(1)	$1	$2	$(1)	$1	$(2)	$1	$3	$(2)

Critical illness net premiums	$379	$294	$246	$256	$266	$113	$1,175	$1,055	$120

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$785	$653	$607	$636	$659	$126	$2,681	$2,568	$113
Investment income, net of related expenses	31	22	27	27	27	4	107	104	3
Investment related gains, net	3	—	—	—	—	3	3	—	3
Other revenue	4	5	2	4	3	1	15	9	6
Total revenues	823	680	636	667	689	134	2,806	2,681	125

Benefits and expenses:
Claims and other policy benefits	699	525	514	555	618	81	2,293	2,317	(24)
Policy acquisition costs and other insurance expenses	51	33	34	49	13	38	167	92	75
Other operating expenses	48	44	41	39	46	2	172	167	5
Total benefits and expenses	798	602	589	643	677	121	2,632	2,576	56

Adjusted operating income before income taxes	$25	$78	$47	$24	$12	$13	$174	$105	$69

Loss and expense ratios:
Claims and other policy benefits	89.0%	80.4%	84.7%	87.3%	93.8%	(4.8)%	85.5%	90.2%	(4.7)%
Policy acquisition costs and other insurance expenses	6.5%	5.1%	5.6%	7.7%	2.0%	4.5%	6.2%	3.6%	2.6%
Other operating expenses	6.1%	6.7%	6.8%	6.1%	7.0%	(0.9)%	6.4%	6.5%	(0.1)%

Foreign currency effect on (1):
Net premiums	$20	$6	$(12)	$(16)	$(3)	$23	$(2)	$(65)	$63
Adjusted operating income before income taxes	$(1)	$1	$2	$(1)	$1	$(2)	$1	$3	$(2)

Critical illness net premiums	$379	$294	$246	$256	$266	$113	$1,175	$1,055	$120

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$40	$35	$31	$74	$38	$2	$180	$146	$34
Investment income, net of related expenses	25	22	21	17	15	10	85	46	39
Investment related gains (losses), net	28	—	15	(33)	7	21	10	9	1
Other revenue	7	9	8	10	8	(1)	34	27	7
Total revenues	100	66	75	68	68	32	309	228	81

Benefits and expenses:
Claims and other policy benefits	30	33	32	62	34	(4)	157	131	26
Interest credited	12	13	11	13	11	1	49	31	18
Policy acquisition costs and other insurance expenses	7	5	5	14	5	2	31	25	6
Other operating expenses	3	5	1	4	5	(2)	13	18	(5)
Total benefits and expenses	52	56	49	93	55	(3)	250	205	45

Income (loss) before income taxes	$48	$10	$26	$(25)	$13	$35	$59	$23	$36

Foreign currency effect on (2):
Net premiums	$1	$1	$1	$—	$—	$1	$3	$—	$3
Income (loss) before income taxes	$2	$1	$(1)	$2	$—	$2	$4	$1	$3

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$40	$35	$31	$74	$38	$2	$180	$146	$34
Investment income, net of related expenses	25	22	21	17	15	10	85	46	39
Investment related gains (losses), net	3	(1)	1	2	2	1	5	6	(1)
Other revenue	7	9	8	10	8	(1)	34	27	7
Total revenues	75	65	61	103	63	12	304	225	79

Benefits and expenses:
Claims and other policy benefits	30	33	32	62	34	(4)	157	131	26
Interest credited	12	13	11	13	11	1	49	31	18
Policy acquisition costs and other insurance expenses	7	5	5	14	5	2	31	25	6
Other operating expenses	3	5	1	4	5	(2)	13	18	(5)
Total benefits and expenses	52	56	49	93	55	(3)	250	205	45

Adjusted operating income before income taxes	$23	$9	$12	$10	$8	$15	$54	$20	$34

Foreign currency effect on (2):
Net premiums	$1	$1	$1	$—	$—	$1	$3	$—	$3
Adjusted operating income before income taxes	$1	$—	$—	$—	$—	$1	$1	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$50	$41	$48	$58	$45	$5	$197	$194	$3
Investment related gains (losses), net	25	9	22	(67)	10	15	(11)	2	(13)
Other revenue	21	17	20	1	12	9	59	61	(2)
Total revenues	96	67	90	(8)	67	29	245	257	(12)

Benefits and expenses:
Claims and other policy benefits	(1)	1	—	—	—	(1)	—	—	—
Interest credited	1	2	3	2	7	(6)	8	22	(14)
Policy acquisition costs and other insurance income	(28)	(27)	(29)	(28)	(29)	1	(112)	(116)	4
Other operating expenses	78	70	69	62	75	3	279	294	(15)
Interest expense	44	43	42	41	44	—	170	173	(3)
Collateral finance and securitization expense	3	4	4	6	6	(3)	17	29	(12)
Total benefits and expenses	97	93	89	83	103	(6)	362	402	(40)

Income (loss) before income taxes	$(1)	$(26)	$1	$(91)	$(36)	$35	$(117)	$(145)	$28

Foreign currency effect on (1):
Income (loss) before income taxes	$1	$(1)	$(1)	$2	$—	$1	$1	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$50	$41	$48	$58	$45	$5	$197	$194	$3
Investment related gains (losses), net	1	(4)	2	1	2	(1)	—	6	(6)
Other revenue	20	18	24	1	12	8	63	61	2
Total revenues	71	55	74	60	59	12	260	261	(1)

Benefits and expenses:
Claims and other policy benefits	(1)	1	—	—	—	(1)	—	—	—
Interest credited	1	2	3	2	7	(6)	8	22	(14)
Policy acquisition costs and other insurance income	(28)	(27)	(29)	(28)	(29)	1	(112)	(116)	4
Other operating expenses	78	70	69	62	75	3	279	294	(15)
Interest expense	42	42	38	37	40	2	159	155	4
Collateral finance and securitization expense	3	4	4	6	6	(3)	17	29	(12)
Total benefits and expenses	95	92	85	79	99	(4)	351	384	(33)

Adjusted operating loss before income taxes	$(24)	$(37)	$(11)	$(19)	$(40)	$16	$(91)	$(123)	$32

Foreign currency effect on (1):
Adjusted operating loss before income taxes	$(1)	$—	$—	$(1)	$—	$(1)	$(2)	$—	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
U.S. and Latin America:
Traditional	$(92)	$14	$(158)	$(62)	$85	$(177)	$(298)	$265	$(563)
Financial Solutions:
Asset Intensive	96	50	93	(38)	78	18	201	315	(114)
Capital Solutions	23	24	24	23	26	(3)	94	83	11
Total U.S. and Latin America	27	88	(41)	(77)	189	(162)	(3)	663	(666)
Canada:
Traditional	37	30	44	23	28	9	134	168	(34)
Financial Solutions	8	6	4	3	7	1	21	15	6
Total Canada	45	36	48	26	35	10	155	183	(28)
Europe, Middle East and Africa:
Traditional	(13)	7	16	17	23	(36)	27	80	(53)
Financial Solutions	38	92	98	30	72	(34)	258	223	35
Total Europe, Middle East and Africa	25	99	114	47	95	(70)	285	303	(18)
Asia Pacific:
Traditional	25	78	47	24	12	13	174	105	69
Financial Solutions	48	10	26	(25)	13	35	59	23	36
Total Asia Pacific	73	88	73	(1)	25	48	233	128	105
Corporate and Other	(1)	(26)	1	(91)	(36)	35	(117)	(145)	28
Consolidated income (loss) before income taxes	$169	$285	$195	$(96)	$308	$(139)	$553	$1,132	$(579)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019		2020	2019	Change
U.S. and Latin America:
Traditional	$(89)	$22	$(165)	$(55)	$83	$(172)	$(287)	$283	$(570)
Financial Solutions:
Asset Intensive	70	77	63	43	65	5	253	259	(6)
Capital Solutions	23	24	24	23	26	(3)	94	83	11
Total U.S. and Latin America	4	123	(78)	11	174	(170)	60	625	(565)
Canada:
Traditional	35	29	40	36	27	8	140	161	(21)
Financial Solutions	8	6	4	3	7	1	21	15	6
Total Canada	43	35	44	39	34	9	161	176	(15)
Europe, Middle East and Africa:
Traditional	(13)	7	16	17	23	(36)	27	80	(53)
Financial Solutions	41	86	79	36	73	(32)	242	216	26
Total Europe, Middle East and Africa	28	93	95	53	96	(68)	269	296	(27)
Asia Pacific:
Traditional	25	78	47	24	12	13	174	105	69
Financial Solutions	23	9	12	10	8	15	54	20	34
Total Asia Pacific	48	87	59	34	20	28	228	125	103
Corporate and Other	(24)	(37)	(11)	(19)	(40)	16	(91)	(123)	32
Consolidated adjusted operating income before income taxes	$99	$301	$109	$118	$284	$(185)	$627	$1,099	$(472)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2020	2020	2020	2020	2019
Fixed maturity securities, available-for-sale (1)	$56,735	$54,652	$52,346	$48,555	$51,121
Equity securities	132	135	130	112	320
Mortgage loans on real estate	5,787	5,907	5,974	6,014	5,706
Policy loans	1,258	1,259	1,310	1,314	1,319
Funds withheld at interest	5,432	5,403	5,250	5,258	5,662
Short-term investments	227	154	84	117	64
Other invested assets	2,829	2,645	2,547	2,542	2,363
Cash and cash equivalents	3,408	3,256	4,313	2,820	1,449
Total cash and invested assets	$75,808	$73,411	$71,954	$66,732	$68,004

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019		2020	2019	Change
Average invested assets at amortized cost (1)	$32,699	$32,148	$30,420	$29,728	$29,513	$3,186	$30,787	$28,300	$2,487
Net investment income (1)	$337	$290	$305	$299	$330	$7	$1,231	$1,291	$(60)
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.20%	3.66%	4.07%	4.08%	4.55%	(35) bps	4.00%	4.56%	(56) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	December 31, 2020
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$31,963	$17	$4,356	$94	$36,208	63.9%
Canadian government	3,145	—	1,995	—	5,140	9.1%
RMBS	1,735	—	84	2	1,817	3.2%
ABS	3,099	—	35	42	3,092	5.4%
CMBS	1,790	3	102	21	1,868	3.3%
U.S. government	1,242	—	196	1	1,437	2.5%
State and political subdivisions	1,237	—	157	4	1,390	2.4%
Other foreign government	5,337	—	479	33	5,783	10.2%
Total fixed maturity securities	$49,548	$20	$7,404	$197	$56,735	100.0%

	December 31, 2019
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$29,205	$2,269	$81	$31,393	61.4%
Canadian government	3,016	1,596	—	4,612	9.0%
RMBS	2,339	62	3	2,398	4.7%
ABS	2,973	19	14	2,978	5.8%
CMBS	1,841	61	3	1,899	3.7%
U.S. government	2,096	57	1	2,152	4.2%
State and political subdivisions	1,074	93	3	1,164	2.3%
Other foreign government	4,209	321	5	4,525	8.9%
Total fixed maturity securities	$46,753	$4,478	$110	$51,121	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	December 31, 2020				December 31, 2019
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,657	$6,285	17.5%	A-	$5,443	$5,804	18.6%	A-
Brokerage/asset managers/exchanges	887	993	2.7%	A-	756	811	2.6%	A-
Finance companies	314	334	0.9%	BBB	241	255	0.8%	BBB
Insurance	3,532	4,046	11.2%	A-	3,178	3,429	10.9%	A-
REITs	707	773	2.1%	BBB+	716	760	2.4%	A-
Other finance	688	805	2.2%	A-	562	594	1.9%	A-
Total financial institutions	$11,785	$13,236	36.6%		$10,896	$11,653	37.2%
Industrials
Basic	$1,927	$2,258	6.2%	BBB	$1,790	$1,925	6.1%	BBB
Capital goods	1,513	1,662	4.6%	BBB	1,292	1,353	4.3%	BBB
Communications	2,355	2,770	7.7%	BBB+	2,126	2,346	7.5%	BBB+
Consumer cyclical	1,687	1,888	5.2%	BBB+	1,477	1,571	5.0%	BBB+
Consumer noncyclical	3,313	3,815	10.5%	BBB+	2,898	3,147	10.0%	BBB+
Energy	1,753	1,976	5.5%	BBB	1,939	2,099	6.7%	BBB+
Technology	1,138	1,243	3.4%	BBB+	974	1,027	3.3%	A-
Transportation	2,002	2,194	6.1%	BBB+	1,791	1,919	6.1%	A-
Other industrial	586	629	1.7%	BBB	405	416	1.3%	BBB+
Total industrials	$16,274	$18,435	50.9%		$14,692	$15,803	50.3%
Utilities
Electric	$3,013	$3,480	9.6%	A-	$2,810	$3,046	9.7%	A-
Natural gas	476	560	1.5%	BBB+	475	516	1.6%	A-
Other utility	415	497	1.4%	BBB+	332	375	1.2%	A-
Total utilities	$3,904	$4,537	12.5%		$3,617	$3,937	12.5%
Total	$31,963	$36,208	100.0%	BBB+	$29,205	$31,393	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		December 31, 2020			September 30, 2020			June 30, 2020			March 31, 2020			December 31, 2019
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$29,770	$34,589	60.9%	$29,950	$34,406	62.9%	$29,018	$33,246	63.5%	$29,310	$31,660	65.2%	$30,100	$33,284	65.2%
2	BBB	16,440	18,751	33.1%	15,822	17,421	31.9%	15,222	16,555	31.6%	14,810	14,665	30.2%	14,366	15,514	30.3%
3	BB	2,480	2,588	4.6%	2,103	2,118	3.9%	1,987	1,963	3.8%	1,877	1,727	3.6%	1,706	1,748	3.4%
4	B	713	697	1.2%	668	641	1.2%	560	515	1.0%	509	452	0.9%	514	518	1.0%
5	CCC	131	102	0.2%	108	59	0.1%	91	46	0.1%	101	41	0.1%	36	23	—%
6	In or near default	14	8	—%	10	7	—%	25	21	—%	13	10	—%	31	34	0.1%
	Total	$49,548	$56,735	100.0%	$48,661	$54,652	100.0%	$46,903	$52,346	100.0%	$46,620	$48,555	100.0%	$46,753	$51,121	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.
All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	December 31, 2020			September 30, 2020			June 30, 2020			March 31, 2020			December 31, 2019
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$686	$744	11.0%	$696	$763	11.0%	$708	$776	11.8%	$726	$796	11.8%	$742	$777	10.6%
Non-agency	1,049	1,073	15.8%	1,231	1,264	18.4%	1,254	1,289	19.4%	1,515	1,495	22.1%	1,597	1,621	22.3%
Total RMBS	1,735	1,817	26.8%	1,927	2,027	29.4%	1,962	2,065	31.2%	2,241	2,291	33.9%	2,339	2,398	32.9%
ABS:
Collateralized loan obligations ("CLOs")	1,707	1,689	24.9%	1,607	1,563	22.7%	1,612	1,558	23.4%	1,725	1,558	23.0%	1,750	1,743	24.0%
ABS, excluding CLOs	1,392	1,403	20.7%	1,359	1,359	19.8%	1,186	1,173	17.6%	1,215	1,109	16.4%	1,223	1,235	17.0%
Total ABS	3,099	3,092	45.6%	2,966	2,922	42.5%	2,798	2,731	41.0%	2,940	2,667	39.4%	2,973	2,978	41.0%
CMBS	1,790	1,868	27.6%	1,871	1,930	28.1%	1,850	1,851	27.8%	1,841	1,809	26.7%	1,841	1,899	26.1%
Total	$6,624	$6,777	100.0%	$6,764	$6,879	100.0%	$6,610	$6,647	100.0%	$7,022	$6,767	100.0%	$7,153	$7,275	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Gross Unrealized Losses Aging
Fixed Maturity Securities

	December 31, 2020		September 30, 2020		June 30, 2020		March 31, 2020		December 31, 2019
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$133	67.5%	$276	74.6%	$348	77.7%	$1,052	72.0%	$76	69.1%
20% or more for less than six months	42	21.3%	34	9.2%	91	20.3%	409	28.0%	20	18.2%
20% or more for six months or greater	22	11.2%	60	16.2%	9	2.0%	—	—%	14	12.7%
Total	$197	100.0%	$370	100.0%	$448	100.0%	$1,461	100.0%	$110	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2020
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$930	$29	$70	$5	$1,000	$34
RMBS	294	2	—	—	294	2
ABS	1,096	17	570	11	1,666	28
CMBS	160	6	—	—	160	6
U.S. government	27	1	—	—	27	1
State and political subdivisions	66	1	16	3	82	4
Other foreign government	973	27	—	—	973	27
Total investment grade securities	$3,546	$83	$656	$19	$4,202	$102

Below investment grade securities:
Corporate	$375	$49	$81	$11	$456	$60
ABS	20	13	4	1	24	14
CMBS	91	15	—	—	91	15
Other foreign government	36	3	28	3	64	6
Total below investment grade securities	$522	$80	$113	$15	$635	$95
Total fixed maturity securities	$4,068	$163	$769	$34	$4,837	$197

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2019
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,936	$29	$293	$7	$2,229	$36
RMBS	367	2	84	1	451	3
ABS	773	5	739	9	1,512	14
CMBS	253	3	—	—	253	3
U.S. government	49	1	—	—	49	1
State and political subdivisions	103	2	12	1	115	3
Other foreign government	278	4	—	—	278	4
Total investment grade securities	$3,759	$46	$1,128	$18	$4,887	$64

Below investment grade securities:
Corporate	$220	$38	$100	$7	$320	$45
ABS	—	—	—	—	—	—
CMBS	—	—	—	—	—	—
Other foreign government	—	—	10	1	10	1
Total below investment grade securities	$220	$38	$110	$8	$330	$46
Total fixed maturity securities	$3,979	$84	$1,238	$26	$5,217	$110

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019		2020	2019	Change
Fixed maturity securities available-for-sale:
Impairments and change in allowance for credit losses on fixed maturity securities	$—	$13	$—	$(34)	$(13)	$13	$(21)	$(31)	$10
Gain on investment activity	25	16	46	27	35	(10)	114	151	(37)
Loss on investment activity	(6)	(22)	(46)	(8)	(11)	5	(82)	(50)	(32)
Net gains (losses) on fixed maturity securities available-for-sale	19	7	—	(15)	11	8	11	70	(59)

Net gains (losses) on equity securities	(4)	4	8	(23)	5	(9)	(15)	16	(31)
Other impairment losses and change in mortgage loan provision	(2)	(19)	(22)	(13)	—	(2)	(56)	(12)	(44)
Other non-derivative gain (loss), net	3	4	8	9	(1)	4	24	13	11

Free-standing derivatives:
Interest rate swaps - non-hedged	(22)	(11)	3	106	(32)	10	76	65	11
Financial futures	(28)	(15)	(48)	44	(16)	(12)	(47)	(46)	(1)
Foreign currency swaps - non-hedged	(1)	4	3	(13)	4	(5)	(7)	—	(7)
Foreign currency swaps - hedged	3	1	2	(8)	2	1	(2)	(4)	2
Foreign currency forwards - non-hedged	3	4	1	(3)	1	2	5	1	4
CPI swaps	19	11	26	(40)	6	13	16	(18)	34
Credit default swaps	22	1	17	(24)	8	14	16	30	(14)
Equity options	(16)	(12)	(25)	53	(12)	(4)	—	(40)	40
Total free-standing derivatives	(20)	(17)	(21)	115	(39)	19	57	(12)	69

Embedded derivatives:
Modified coinsurance and funds withheld treaties	51	116	1	(230)	(1)	52	(62)	11	(73)
GMXB	58	(29)	107	(128)	47	11	8	5	3
Total embedded derivatives	109	87	108	(358)	46	63	(54)	16	(70)

Net gain (loss) on total derivatives	89	70	87	(243)	7	82	3	4	(1)

Total investment related gains (losses), net	$105	$66	$81	$(285)	$22	$83	$(33)	$91	$(124)

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$(92)	$14	$(158)	$(62)	$85	$(177)	$(298)	$265	$(563)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	3	8	(7)	7	(2)	5	11	18	(7)
Adjusted operating income (loss) before income taxes	$(89)	$22	$(165)	$(55)	$83	$(172)	$(287)	$283	$(570)

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$96	$50	$93	$(38)	$78	$18	$201	$315	$(114)
Investment and derivative (gains) losses (1)	65	36	86	(191)	45	20	(4)	(41)	37
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(54)	(124)	6	223	3	(57)	51	(29)	80
GMXB embedded derivatives (1)	(58)	29	(107)	128	(47)	(11)	(8)	(5)	(3)
Funds withheld (gains) losses - investment income	5	1	(1)	(1)	—	5	4	5	(1)
EIA embedded derivatives - interest credited	(5)	6	7	12	(10)	5	20	46	(26)
DAC offset, net	21	79	(21)	(87)	(4)	25	(8)	(32)	24
Non-investment derivatives and other	—	—	—	(3)	—	—	(3)	—	(3)
Adjusted operating income before income taxes	$70	$77	$63	$43	$65	$5	$253	$259	$(6)

U.S. & Latin America Capital Solutions
Income before income taxes	$23	$24	$24	$23	$26	$(3)	$94	$83	$11
Adjusted operating income before income taxes	$23	$24	$24	$23	$26	$(3)	$94	$83	$11

Canada Traditional
Income before income taxes	$37	$30	$44	$23	$28	$9	$134	$168	$(34)
Investment and derivative (gains) losses (1)	(2)	—	(5)	14	(1)	(1)	7	(7)	14
Investment income - non-operating FWAI	—	(1)	1	(1)	—	—	(1)	—	(1)
Adjusted operating income before income taxes	$35	$29	$40	$36	$27	$8	$140	$161	$(21)

Canada Financial Solutions
Income before income taxes	$8	$6	$4	$3	$7	$1	$21	$15	$6
Adjusted operating income before income taxes	$8	$6	$4	$3	$7	$1	$21	$15	$6

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2020	2020	2020	2020	2019	Quarter	2020	2019	Change
Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$(13)	$7	$16	$17	$23	$(36)	$27	$80	$(53)
Adjusted operating income (loss) before income taxes	$(13)	$7	$16	$17	$23	$(36)	$27	$80	$(53)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$38	$92	$98	$30	$72	$(34)	$258	$223	$35
Investment and derivative (gains) losses (1)	(2)	(5)	(16)	6	(1)	(1)	(17)	(9)	(8)
Investment income - non-operating FWAI	5	(1)	(3)	—	—	5	1	—	1
Investment (income) loss on unit-linked variable annuities	(13)	1	(15)	16	1	(14)	(11)	(26)	15
Interest credited on unit-linked variable annuities	13	(1)	15	(16)	(1)	14	11	26	(15)
Non-investment derivatives and other	—	—	—	—	2	(2)	—	2	(2)
Adjusted operating income before income taxes	$41	$86	$79	$36	$73	$(32)	$242	$216	$26

Asia Pacific Traditional
Income before income taxes	$25	$78	$47	$24	$12	$13	$174	$105	$69
Adjusted operating income before income taxes	$25	$78	$47	$24	$12	$13	$174	$105	$69

Asia Pacific Financial Solutions
Income (loss) before income taxes	$48	$10	$26	$(25)	$13	$35	$59	$23	$36
Investment and derivative (gains) losses (1)	(25)	(1)	(14)	35	(5)	(20)	(5)	(3)	(2)
Adjusted operating income before income taxes	$23	$9	$12	$10	$8	$15	$54	$20	$34

Corporate and Other
Income (loss) before income taxes	$(1)	$(26)	$1	$(91)	$(36)	$35	$(117)	$(145)	$28
Investment and derivative (gains) losses (1)	(24)	(13)	(20)	68	(8)	(16)	11	4	7
Interest expense on uncertain tax positions	2	1	4	4	4	(2)	11	18	(7)
Non-investment derivatives and other	(1)	1	4	—	—	(1)	4	—	4
Adjusted operating loss before income taxes	$(24)	$(37)	$(11)	$(19)	$(40)	$16	$(91)	$(123)	$32

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2020	2020	2020	2020	2019

Stockholders’ equity	$14,352	$13,214	$12,553	$9,301	$11,601
Less effect of AOCI:
Accumulated currency translation adjustments	(69)	(171)	(210)	(223)	(92)
Unrealized appreciation of securities	5,500	4,542	4,089	1,426	3,299
Pension and postretirement benefits	(72)	(82)	(78)	(73)	(70)
Stockholders’ equity, excluding AOCI	$8,993	$8,925	$8,752	$8,171	$8,464

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2020	2020	2020	2020	2019

Book value per share	$211.19	$194.49	$184.78	$150.88	$185.17
Less effect of AOCI:
Accumulated currency translation adjustments	(1.02)	(2.51)	(3.09)	(3.62)	(1.46)
Unrealized appreciation of securities	80.94	66.86	60.19	23.14	52.65
Pension and postretirement benefits	(1.06)	(1.22)	(1.14)	(1.19)	(1.12)
Book value per share, excluding AOCI	$132.33	$131.36	$128.82	$132.55	$135.10

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